UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

January 22, 2020 ( January 17, 2020 )

Date of Report (Date of earliest event reported)

International Flavors & Fragrances Inc.

(Exact name of registrant as specified in its charter)

New York	1-4858	13-1432060
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

521 West 57th Street, New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

(212) 765-5500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value 12 1/2 cents per share	IFF	New York Stock Exchange
6.00% Tangible Equity Units	IFFT	New York Stock Exchange
0.500% Senior Notes due 2021	IFF 21	New York Stock Exchange
1.75% Senior Notes due 2024	IFF 24	New York Stock Exchange
1.800% Senior Notes due 2026	IFF 26	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendments to Existing Revolving Credit Agreement

On January 17, 2020, International Flavors & Fragrances Inc. (the “Company” or “IFF”) and certain of its subsidiaries entered into an amendment (the “Revolving Credit Amendment”) to its Revolving Credit Agreement (as defined below), to facilitate the Transactions (as defined below) and the related guarantee or assumption by the Company of indebtedness to be incurred by Nutrition & Biosciences, Inc. (“N&Bco”), a subsidiary of DuPont de Nemours, Inc. (“DuPont”), in connection with the Company’s previously announced merger with N&Bco (the “Transactions”) by, among other things, providing that after the closing date of the Transactions, the Company’s maximum permitted ratio of Net Debt to Consolidated EBITDA shall be 4.50 to 1.0, stepping down to 3.50 to 1.0 over time (with a step-up if the Company consummates certain qualified acquisitions).

The amendments were made pursuant to the Credit Agreement, dated as of November 9, 2011, amended and restated as of December 2, 2016, amended as of May 21, 2018, amended and restated as of June 6, 2018, and amended as of July 13, 2018 among the Company, certain of its subsidiaries, the banks, financial institutions and other institutional lenders party thereto, and Citibank, N.A. as administrative agent (the “Revolving Credit Agreement”).

The lenders and other financial institutions that are party to the Revolving Credit Amendment and their respective affiliates engage in financial advisory, investment banking, commercial banking or other transactions of a financial nature with the Company and its subsidiaries, including the provision of advisory services for which they receive certain fees, expense reimbursements or other payments.

The foregoing description of the Revolving Credit Amendment is qualified in its entirety by the copy thereof which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Amendments to Existing Term Loan Agreement

On January 17, 2020, the Company entered into an amendment (the “Term Loan Amendment”) to its Term Loan Agreement (as defined below), to facilitate the Transactions and the related guarantee or assumption by the Company of indebtedness to be incurred by N&Bco in connection with the Transactions by, among other things, providing that after the closing date of the Transactions, the Company’s maximum permitted ratio of Net Debt to Consolidated EBITDA shall be 4.50 to 1.0, stepping down to 3.50 to 1.0 over time (with a step-up if the Company consummates certain qualified acquisitions).

The amendments were made pursuant to the Term Loan Credit Agreement, dated as of June 6, 2018 and amended as of July 13, 2018 among the Company, the banks, financial institutions and other institutional lenders party thereto, and Morgan Stanley Senior Funding, Inc. as administrative agent (the “Term Loan Agreement”).

The lenders and other financial institutions that are party to the Term Loan Amendment and their respective affiliates engage in financial advisory, investment banking, commercial banking or other transactions of a financial nature with the Company and its subsidiaries, including the provision of advisory services for which they receive certain fees, expense reimbursements or other payments.

The foregoing description of the Term Loan Amendment is qualified in its entirety by the copy thereof which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Cautionary Note on Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the proposed Transactions, the expected timetable for completing the proposed Transactions, the benefits and synergies of the proposed Transactions, future opportunities for the combined company and products and any other statements regarding DuPont’s, IFF’s and N&Bco’s future operations, financial or operating results, capital allocation, dividend policy, debt ratio, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, competitions, and other expectations and targets for future periods. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, (1) the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed Transactions, (2) changes in relevant tax and other laws, (3) any failure to obtain necessary regulatory approvals, approval of IFF’s shareholders, anticipated tax treatment or any required financing or to satisfy any of the other conditions to the proposed Transactions, (4) the possibility that unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies that could impact the value, timing or pursuit of the proposed Transactions, (5) risks and costs and pursuit and/or implementation of the separation of N&Bco, including timing anticipated to complete the separation, any changes to the configuration of businesses included in the separation if implemented, (6) potential inability or reduced access to the capital markets or increased cost of borrowings, including as a result of a credit rating downgrade, (7) inherent uncertainties involved in the estimates and judgments used in the preparation of financial statements and the providing of estimates of financial measures, in accordance with the accounting principles generally accepted in the United States of America and related standards, or on an adjusted basis, (8) the integration of IFF and its Frutarom business and/or N&Bco being more difficult, time consuming or costly than expected, (9) the failure to achieve expected or targeted future financial and operating performance and results, (10) the possibility that IFF may be unable to achieve expected benefits, synergies and operating efficiencies in connection with the proposed Transactions within the expected time frames or at all or to successfully integrate Frutarom and N&Bco, (11) customer loss and business disruption being greater than expected following the proposed Transactions, (12) the impact of divestitures required as a condition to consummation of the proposed Transactions as well as other conditional commitments, (13) legislative, regulatory and economic developments; (14) an increase or decrease in the anticipated transaction taxes (including due to any changes to tax legislation and its impact on tax rates (and the timing of the effectiveness of any such changes)), (15) potential litigation relating to the proposed Transactions that could be instituted against DuPont, IFF or their respective directors, (16) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed Transactions, (17) negative effects of the announcement or the consummation of the Transactions on the market price of IFF’s common stock, (18) risks relating to the value of the IFF shares to be issued in the Transactions and uncertainty as to the long-term value of IFF’s common stock, (19) risks relating to IFF’s ongoing investigations into improper payments made in Frutarom businesses principally operating in Russia and the Ukraine, including expenses incurred with respect to the investigations, the cost of any remedial measures or compliance programs arising out of the investigations, legal proceedings or government investigations that may arise relating to the subject of IFF’s investigations, and the outcome of any such legal or government investigations, such as the imposition of fines, penalties, orders, or injunctions, (20) the impact of the failure to comply with U.S. or foreign anti-corruption and anti-bribery laws and regulations, including with respect to IFF’s ongoing investigations into improper payments made in Frutarom businesses principally operating in Russia and the Ukraine, (21) the impact of the outcome of legal claims, regulatory investigations and litigation, including any that may arise out of IFF’s ongoing investigations into improper payments made in Frutarom businesses principally operating in Russia and the Ukraine, (22) the ability of N&Bco or IFF to retain and hire key personnel, (23) the risk that N&Bco, as a newly formed entity that currently has no credit rating, will not have access to the capital markets on acceptable terms, (24) the risk that N&Bco and IFF will incur significant indebtedness in connection with the potential Transactions, and the degree to which IFF will be leveraged following completion of the potential Transactions may materially and adversely affect its business, financial condition and results of operations, (25) the ability to obtain or consummate financing or refinancing related to the Transactions upon acceptable terms or at all, and (26) other risks to N&Bco’s and IFF’s business, operations and results of operations including from: failure to develop and market new products and optimally manage product life cycles; ability, cost and impact on business operations, including the supply chain, of responding to changes in market acceptance, rules, regulations and policies and failure to respond to such changes; outcome of significant litigation, environmental matters and other commitments and contingencies; failure to appropriately manage process safety and product stewardship issues; global economic and capital market conditions, including the continued availability of capital and financing, as well as inflation, interest and currency exchange rates; changes in political conditions, including tariffs, trade disputes and retaliatory actions; impairment of goodwill or intangible assets; the availability of and fluctuations in the cost of energy and raw materials; business or supply disruption; security threats, such as acts of sabotage, terrorism or war, natural disasters and weather events and patterns which could result in a significant operational event for N&Bco or IFF, adversely impact demand or production; ability to discover, develop and protect new technologies and to protect and enforce N&Bco’s or IFF’s intellectual property rights; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. Further lists and descriptions of risks and uncertainties can be found in IFF’s Form 10-K for the year ended December 31, 2018 and Form 10-Q for the period ended September 30, 2019 and IFF’s subsequent reports on Form 10-Q, Form 10-K and Form 8-K. IFF disclaims any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

10.1

Amendment No. 4 to Credit Agreement, dated as of January 17, 2020 among International Flavors & Fragrances Inc., International Flavors & Fragrances (Nederland) Holding B.V., International Flavors & Fragrances I.F.F. (Nederland) B.V. and International Flavors & Fragrances (Greater Asia) PTE. Ltd., as borrowers, the lenders signatory thereto and Citibank, N.A. as administrative agent.

10.2

Amendment No. 2 to Term Loan Credit Agreement, dated as of January 17, 2020 among International Flavors & Fragrances Inc., as borrower, the lenders signatory thereto and Morgan Stanley Senior Funding, Inc. as administrative agent.

104	This cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS & FRAGRANCES INC.

Date: January 22, 2020	By:	/s/ Nanci Prado
	Name:	Nanci Prado
	Title:	Deputy General Counsel

4